                                                                    EXHIBIT 99.4
--------------------------------------------------------------------------------

     DISTRIBUTION STATEMENT

     Norwest Auto Trust 96-A
     Distribution Date:                    3/17/97
     Collection Period:           2/1/97 - 2/28/97

         Interest  Beginning        Interest        Interest    Interest   Principal      Principal      Ending           Total
  Class    Rate     Balance         Accrual       Distribution  Shortfall Distribution   Shortfall      Balance        Distribution
  ---------------------------------------------------------------------------------------------------------------------------------
   A-1   5.465%     213,256,731.54    874,086.03    874,086.03   0.00     41,416,121.42     0.00      171,840,610.12  42,290,207.45
   A-2   5.800%     340,000,000.00  1,643,333.33  1,643,333.33   0.00              0.00     0.00      340,000,000.00   1,643,333.33
   A-3   5.900%     220,000,000.00  1,081,666.67  1,081,666.67   0.00              0.00     0.00      220,000,000.00   1,081,666.67
   A-4   6.100%     120,140,000.00    610,711.67    610,711.67   0.00              0.00     0.00      120,140,000.00     651,711.67

NOTEHOLDER
  TOTALS            893,396,731.54  4,209,797.70  4,209,797.70   0.00     41,416,121.42     0.00      851,980,610.12  45,625,919.12


   B     6.30%       34,606,052.70    181,681.78    181,681.78   0.00              0.00     0.00       34,606,052.70     181,681.78

CERTIFICATEHOLDER
  TOTALS             34,606,052.70    181,681.78    181,681.78   0.00              0.00     0.00       34,606,052.70     181,681.78

TOTAL
  DISTRIBUTION      928,002,784.24  4,391,479.48  4,391,479.48   0.00     41,416,121.42     0.00      886,586,662.82  45,807,600.90



--------------------------------------------------------------------------------

                              NORWEST AUTO TRUST
                                      96-A
                             SERVICER CERTIFICATE


DISTRIBUTION DATE:           3/17/97
COLLECTION PERIOD:      2/1/97 - 2/28/97
DEPOSIT DATE:                3/14/97
DETERMINATION DATE:          3/13/97
TRANSFER DATE:               3/17/97

This Certificate is delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of November 13, 1996, among Norwest Auto Trust 1996-A as Issuer, Norwest Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, N.A. as Servicer.

Norwest Bank Minnesota, N.A. as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Collection Period set forth above.





I.   COLLECTION ACCOUNT SUMMARY

     A. Available Funds:
          Available Interest                                     7,098,739.69
          Available Principal                                   41,345,257.21
          Reserve Account Transfer Amount                                0.00
          Certificate Interest Shortfall Amount                          0.00
                                                              -----------------
        Total Available Funds                                   48,443,996.90
                                                              -----------------
                                                              -----------------

     B. Amounts Payable on Distribution Date:
          Reimbursement of prior Servicer Advances                       0.00
          Basic Servicing Fee                                      773,335.65
          Noteholders' Interest Distributable Amount             4,209,797.70
          Noteholders' Principal Distributable Amount           41,416,121.42
          Certificateholders' Interest Distributable Amount        181,681.78
          Certificateholders' Principal Distributable Amount             0.00
          Deposits to Reserve Fund                               1,863,060.35
                                                              -----------------

        Total Amounts Payable on Distribution Date              48,443,996.90
                                                              -----------------
                                                              -----------------

II.   COLLECTED FUNDS

        Available Interest
           Interest Collections                          7,098,739.69
          Advances made by Servicer less outstanding
            advances reimbursed                                  0.00
                                                       ----------------
                                                                            7,098,739.69

        Available Principal
          Scheduled Principal                           23,662,401.30
          Prepaid Principal                             17,641,385.98
          Net Liquidation Proceeds                               0.00
          Repurchase Amount allocable to principal          41,469.93
          Forced Placed Insurance Advances                       0.00
                                                       ----------------
                                                                           41,345,257.21
                                                                         ----------------
        Total Collected Funds                                              48,443,996.90
                                                                         ----------------
                                                                         ----------------

III.  LIQUIDATION PROCEEDS

          Gross amount received with respect to
             liquidated Receivables before becoming
             Defaulted Receivable                                0.00

          less: the related out of pocket expenses
          paid by or on behalf of the Servicer to
          third parties in connections with
          liquidation                                            0.00
                                                       ----------------

        Net Liquidation Proceeds                                                    0.00
                                                                         ----------------
                                                                         ----------------

III.  CALCULATION OF ADVANCES

        Current Month Servicer Advance                           0.00
        Reimbursement of Prior Month's Servicer
          Advance                                                0.00
                                                       ----------------

        Net Servicer Advance                                                        0.00
                                                                         ----------------
                                                                         ----------------

IV.   CALCULATION OF PRINCIPAL DISTRIBUTION AMOUNT

        Available Principal                             41,345,257.21
        Charged Off Balances                                70,864.21
                                                       --------------
        Total Principal Distribution Amount                                41,416,121.42
                                                                         ----------------
                                                                         ----------------

V.    CALCULATION OF SERVICING FEES

        Pool Balance as of the first day of the
               Collection Period                         928,002,784.24

        Servicing Fee Rate                                     .0008333
                                                       -----------------
        Servicing Fee                                        773,335.65
                                                       -----------------
                                                       -----------------

VI.   PURCHASES

        Receivables purchased during Collection Period
        Loan Number             Receivable Balance
        -----------             ------------------
         8723009966                   4,694.03
         8855900347                   2,559.24
         8838802074                   6,551.92
         8838801734                   5,639.99
         8955003641                  22,024.75
                                     ---------
                                     41,469.93

VII.  ADDITIONAL RECEIVABLES INFORMATION

        Beginning Pool Balance                            928,002,784.24
        Ending Pool Balance                               886,586,662.82

        Beginning Number of Receivables                          110,458
        Number of Receivable Payoffs/Defaulted
        Receivables/Repurchases                                    2,621
        Ending Number of Receivables                             107,837

        Initial Weighted Average Maturity               Not available
        Current Weighted Average Maturity               Not available

        Initial Weighted Average Contract Rate                     9.79%
        Current Weighted Average Contract Rate                     9.80%

PERFORMANCE INFORMATION

VIII. DELINQUENCY RATIO

        Principal Balance of Receivables 60 or more
        days delinquent                                                                 4,558,191.84

        Pool Balance as of the end of the
         Collection Period                                                            886,586,662.82

        Delinquency Ratio                                                                      0.51%
                                                                                    ----------------
                                                                                    ----------------

IX.   AVERAGE DELINQUENCY RATIO

        Delinquency Ratio - Current Collection Period                   0.51%

        Delinquency Ratio - preceding Collection Period                 0.43%

        Delinquency Ratio - second preceding Collection Period          0.27%
                                                                  ----------

        Average Delinquency Ratio                                                              0.40%
                                                                                    ----------------
                                                                                    ----------------

X.    AGGREGATE NET LOSS

        Principal charged off during Collection Period             70,864.21

        less:  Recoveries of previously Defaulted Receivables
         received during Collection Period                              0.00
                                                                  ----------

        Net Loss for Collection Period                                                     70,864.21
                                                                                    ----------------
                                                                                    ----------------

XI.   NET LOSS RATIO

        Aggregate Net Losses for Collection Period                                         70,864.21

        Average Pool Balance for Collection Period                                    907,294,723.53

        Net Loss Ratio                                                                         0.01%
                                                                                    ----------------
                                                                                    ----------------

XII.  AVERAGE NET LOSS RATIO

        Net Loss Ratio - current Collection Period                     0.01%

        Net Loss Ratio - preceding Collection Period                   0.00%

        Net Loss Ratio - second preceding Collection Period            0.00%
                                                                  ---------

        Average Net Loss Ratio                                                                 0.00%
                                                                                    ----------------
                                                                                    ----------------

CREDIT ENHANCEMENT INFORMATION

XIII. RESERVE FUND INFORMATION

        Beginning Balance                                                              26,412,469.80
        Deposit to the Reserve Fund                                                     1,863,060.35
        less:  Transfer to Collection Account                                                   0.00
               Release to Seller                                                                0.00
                                                                                    ----------------
        Ending Balance                                                                 28,275,530.15
                                                                                    ----------------
                                                                                    ----------------

        Required Balance                                                               28,814,066.54
                                                                                    ----------------
                                                                                    ----------------

        Certificate Interest Reserve Amount                                               545,045.33
                                                                                    ----------------
                                                                                    ----------------

IN WITNESS WHEREOF, the undersigned has caused this report to be executed by its duly authorized officer as of the 11th day of March 1997.


                                      NORWEST BANK MINNESOTA, N.A.
                                      as Servicer

                                      By: /s/ Marianna C. Stershic
                                         -------------------------------
                                      Title: Corporate Trust Officer